                                                                    EXHIBIT 10.7



                        REPAYMENT AND EXCHANGE AGREEMENT

         REPAYMENT AND EXCHANGE AGREEMENT (this "Agreement"), dated as of August 13, 1999, by and among Intelect Communications, Inc., a Delaware corporation (the "Company"), and St. James Capital Partners, L.P., a Delaware limited partnership ("SJCP"), SJMB, L.P., a Delaware limited partnership ("SJMB") (SJCP and SJMB, collectively the "St. James Parties").

         WHEREAS, pursuant to that certain Agreement of Purchase and Sale (the "Agreement of Purchase and Sale") dated as of February 12, 1998 among the Company and SJCP, as partially assigned to SJMB, as of April 2, 1998 the Company issued to SJMB that certain $13 million Convertible Promissory Note (the "SJMB Note") and issued to SJCP that certain $2 million Convertible Promissory Note (the "SJCP Note")(the SJMB Note and the SJCP Note collectively the "Notes");

         WHEREAS, the terms of the Notes presently provide that the holders may convert such Notes into common stock, par value $0.01 of the Company (the "Common Stock") at a conversion price of $9.082;

         WHEREAS, the Company and the St. James Parties desire that the Company repay the accrued and unpaid interest and the principal balance on the SJCP Note and a portion of the accrued interest and principal on the SJMB Note in exchange for shares of Common Stock in partial repayment of the Notes;

         WHEREAS, the Company desires to grant to SJMB and SJCP certain registration rights in respect to the shares of the Company's Common Stock to be issued in exchange for the repayment of the Notes, which registration rights shall have the terms and be subject to the conditions set forth in the Registration Rights Agreement attached hereto as Exhibit A (the "Registration Rights Agreement"; this Agreement and the Registration Rights Agreement are collectively referred to as the "Transaction Documents").

         NOW, THEREFORE, in consideration of the foregoing and the mutual and respective representations, warranties and agreements herein, the parties agree as follows:

                                    ARTICLE I
                             REPAYMENT OF THE NOTES.

        1.1 Partial Repayment of the SJCP Note. Subject to the terms of this Agreement, the Company and SJCP hereby agree, that on the Closing Date, in partial repayment of the SJCP Note, the Company shall issue that number of shares of Common Stock (the "SJCP Base Shares") equal to the "Initial SJCP Exchange Amount" divided by the "Exchange Price" (the "Initial Exchange"). The "Initial SJCP Exchange Amount" shall be the sum of $2,000,000, which shall represent the accrued and unpaid interest on the SJCP Note as of the date hereof with the remainder representing unpaid principal on the SJCP Note. Notwithstanding the foregoing, SJCP shall be entitled to an additional amount of Common Stock equal to (A) the quotient obtained by dividing (x) the sum of the outstanding principal amount under the SJCP Note had such note not been exchanged pursuant to Section 1.1 hereof plus accrued and unpaid interest on the Closing Date, by (y) 66_% of the Market Price Per Share (as defined hereinafter) of the Common Stock of the Company on the Closing Date minus (B) the SJCP Base Shares (the "SJCP Additional Shares")(the "SJCP Base Shares and the SJCP Additional Shares collectively the "Initial SJCP Exchange Shares").

         As used in this Agreement, the following terms shall have the following meanings:

         "Closing Date" shall be the date hereof.

         "Exchange Price" shall be $1.08.

         "Market Price Per Share" shall mean the average closing bid price of the Common Stock as reported on the Nasdaq Stock Market for the five consecutive trading days prior to the date of determination.

         1.2 Issuance of Common Stock in Repayment for Balance of SJCP Replacement Note and as Partial Repayment of SJMB Note. Within two (2) business days following the effectiveness of the Required Registration Statement under the Registration Rights Agreement (the "Issuance Date"), subject to the terms and conditions of this Agreement, the Company shall issue to SJCP and SJMB shares of Common Stock in repayment (the "Mandatory Exchange") of an additional $1 million of the Notes at the Mandatory Exchange Price (as hereafter defined) to be applied as follows: (A) first, to the accrued interest and principal balance of the SJCP Note after giving effect to Section 1.1 (the "Mandatory SJCP Exchange Amount") and (B) second, to the accrued and unpaid interest on the SJMB Notes and the balance to be applied to the reduction of principal on the SJMB Note (the "Mandatory SJMB Exchange Amount"). The number of shares issuable to SJCP on the Issuance Date shall equal a number of shares of the Common Stock of the Company equal to the quotient obtained by dividing (I) the Mandatory SJCP Exchange Amount, by (II) the Mandatory Exchange Price (the "Mandatory SJCP Exchange Shares") . The number of shares issuable to SJMB under this section shall be equal to a number of shares of the Common Stock of the Company equal to the quotient obtained by dividing (I) the Mandatory SJMB Exchange Amount, by
(II) the Mandatory Exchange Price (the "Mandatory SJMB Exchange Shares"). The Mandatory SJCP Exchange Shares and the Mandatory SJMB Exchange Shares hereinafter collectively the "Mandatory Exchange Shares".

         The "Mandatory Exchange Price" shall mean 66_% of the Market Price Per Share of the Common Stock of the Company on the effective date of the Required Registration Statement.

         1.3 Optional Exchange of SJCP Replacement Note and Portion of SJMB Note. Notwithstanding anything herein to the contrary, subject to the terms and conditions hereof, SJCP or SJMB has the option, at any time following the Mandatory Exchange by providing the Company at least five (5) business days prior written notice (the "Optional Exchange Notice"), to exchange in minimum increments of at least $1.5 million (the "Minimum Amount") of outstanding principal and accrued interest in the SJCP Note, if any, and the SJMB Note for the remaining term of the Notes (the "Optional Exchange Shares") at the Optional Exchange Price. The Optional Exchange Price shall be the greater of (A) $1.08 or (B) 66 2/3% of the Market Price Per Share on the date of the receipt by the Company of the Optional Exchange Notice. The Minimum Amount shall not apply to the SJCP Note or the SJMB Note, as the case may be, in the event that the remaining principal and interest on the SJCP Note, if any, or the SJMB Note is less than the Minimum Amount; provided, that in such event the party exercising its rights under this Section
1.3 shall be required to convert all of the remaining amount.



                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 SJMB hereby represents and warrants to the Company as follows:

                  (a) Partnership Status; Authority; Enforceability; No conflicts; etc. SJMB is a limited partnership, duly formed under the laws of the State of Delaware, and has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions hereunder have been duly authorized by all required partnership actions. This Agreement has been duly executed and delivered on behalf of SJMB and is a legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy and insolvency laws and general principles of equity. This Agreement does not conflict with any of SJMB's organizational documents or partnership agreement, or any other contract or agreement to which it is a party, or any law, rule or regulation binding on or applicable to SJMB.

                  (b) Ownership of SJMB Note. SJMB represents that SJMB is the sole owner of the SJMB Note, and, except with respect to a security interest in favor of U.S. Bank, National Association, a participation interest of Falcon Seaboard Co., Inc. and the encumbrances described in the SJMB Note, such note is held free and clear of all liens, claims, security interests, hypothecations, encumbrances, adverse claims or other rights of third parties of any kind.

                  (c) Accredited Investor Status. SJMB is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (d) Reliance on Exemptions. SJMB understands that the Mandatory SJMB Exchange Shares which may be issued under this Agreement would be issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such SJMB's compliance with, the representations, warranties, agreements, acknowledgments and understandings of SJMB in order to determine the availability of such exemptions and the eligibility of SJMB to acquire the Mandatory SJMB Exchange Shares.

                  (e) Information. SJMB and its advisors, if any, have been afforded the opportunity to ask questions of the Company, including its management. SJMB has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition, if any, of the Mandatory SJMB Exchange Shares or the Optional Exchange Shares. SJMB acknowledges that:

                           (i) it has access to copies of (and acknowledges that
                  the Company has offered to provide, upon its request, copies
                  of) the Company's filings with the Securities Exchange Commission (collectively, the "Public Documents");

                           (ii) it understands that the acquisition of the
                  Mandatory SJMB Exchange Shares or the Optional Exchange Shares entails various risks including, but not limited to, those outlined in the Public Documents and in this Agreement, and has determined that the Mandatory SJMB Exchange Shares and the Optional Exchange Shares are a suitable investment and that at this time it could bear a complete loss of its investment; and

                           (iii) any information which SJMB has heretofore
                  represented or furnished to the Company with respect to its financial sophistication is correct and complete as of the date of this Agreement.

                  (g) No Governmental Review. SJMB understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Mandatory SJMB Exchange Shares or the Optional Exchange Shares or the fairness or suitability of the investment in the Mandatory SJMB Exchange Shares or the Optional Exchange Shares nor have such authorities passed upon or endorsed the merits of the offering of the Mandatory SJMB Exchange Shares or the Optional Exchange Shares.

                  (h) Transfer or Resale. SJMB understands that except as provided herein: (i) the Mandatory SJMB Exchange Shares and the Optional Exchange Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered, (B) SJMB shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Mandatory SJMB Repayment Shares or the Optional Exchange Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) SJMB provides the Company with reasonable assurance that the Mandatory SJMB Repayment Shares or the Optional Exchange Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto)("Rule 144"); and (ii) any sale of the Mandatory SJMB Repayment Shares or the Optional Exchange Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as expressly provided in this Agreement or the Registration Rights

Agreement, neither the Company nor any other person is under any obligation to register such shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         2.2      SJCP hereby represents and warrant to the Company as follows:

                  (a) Partnership Status; Authority; Enforceability; No conflicts, etc. SJCP is a limited partnership, duly formed under the laws of the State of Delaware, and has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions hereunder have been duly authorized by all required partnership actions. This Agreement has been duly executed and delivered on behalf of SJCP and is a legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy and insolvency laws and general principles of equity. This Agreement does not conflict with any of SJCP's organizational documents or partnership agreement, or any other contract or agreement to which it is a party, or any law, rule or regulation binding on or applicable to SJCP.

                  (b) Ownership of SJCP Note. SJCP is the sole owner of the SJCP Note, and, except with respect to a security interest in favor of U.S. Bank, National Association and the encumbrances described in the SJCP Note, such note is held free and clear of all liens, claims, security interests, hypothecations, encumbrances and adverse claims of any kind.

                  (c) Accredited Investor Status. SJCP is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (d) Reliance on Exemptions SJCP understands that the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such SJCP's compliance with, the representations, warranties, agreements, acknowledgments and understandings of SJCP in order to determine the availability of such exemptions and the eligibility of SJCP to acquire such shares.

                  (e) Information. SJCP and its advisors, if any, have been afforded the opportunity to ask questions of the Company, including its management. SJCP has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares. SJCP acknowledges that:

                           (i) it has access to copies of (and acknowledges that
                  the Company has offered to provide, upon its request, copies
                  of) the Company's Public Documents;

                           (ii) it understands that the purchase of the Initial
                  SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares entails various risks including, but not limited to, those outlined in the Public Documents and in this

                  Agreement, and has determined that the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares are a suitable investment and that at this time it could bear a complete loss of its investment; and

                           (iii) any information which SJCP has heretofore
                  represented or furnished to the Company with respect to its financial sophistication is correct and complete as of the date of this Agreement.

                  (g) No Governmental Review. SJCP understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares or the fairness or suitability of the investment in the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares nor have such authorities passed upon or endorsed the merits of the offering of the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares.

             (h) Transfer or Resale. SJCP understands that except as provided herein: (i) the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered, (B) SJCP shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) SJCP provides the Company with reasonable assurance that such SJCP Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares can be sold, assigned or transferred pursuant to Rule 144; and
(ii) any sale of the Initial SJCP Exchange Shares, the Mandatory SJCP Shares and any Optional Exchange Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as expressly provided in this Agreement or the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register such shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         2.3      Representations and Warranties of the Company.

         The Company represents and warrants to SJCP and SJMB that:

                  (a) Corporate Status; Authority; Enforceability, etc. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions hereunder have been duly authorized by all required corporate action. This Agreement has been duly executed and delivered on behalf of the Company and is a legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy and insolvency laws and general principals of equity. This Agreement does not conflict with any of the Company's certificate of incorporation or by-laws, or any other contract or agreement to which it is a party, or any law, rule or regulation applicable to the Company.

                  (b) Shares Fully Paid and Non-Assessable. When issued in accordance with this Agreement, the shares issued hereunder will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

                  (c) SEC Documents; Financial Statements. Since December 31, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC or as amended prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates or as amended prior to the date hereof, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable requirements of the Exchange Act and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof, or if amended prior to the date hereof, as of the date of such amendment, and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (d) Form S-3 Eligible. As of the date hereof, the Company meets each of the conditions described in General Instruction I.A. to Form S-3 promulgated by the SEC for shares registered for re-sale.

                  (c) Nasdaq Stock Market, Inc. The Company hereby represents and warrants that it does not fail to meet any quantitative maintenance criteria applicable to a security listed on the SmallCap Market of the Nasdaq Stock Market, Inc.


                                   ARTICLE III
                                 LEGENDED SHARES

         The shares to be issued under this Agreement to SJMB and SJCP, as applicable, shall be issued with the following restrictive legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW (COLLECTIVELY, THE "ACTS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL (1) SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE ACTS OR (2) THE HOLDER OF SUCH SECURITIES PROVIDES THE COMPANY WITH (A) AN UNQUALIFIED WRITTEN OPINION OF LEGAL COUNSEL, WHICH COUNSEL AND OPINION (IN FORM AND SUBSTANCE) SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACTS OR (B) SUCH OTHER EVIDENCE AS MAY BE REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACTS.

                                   ARTICLE IV
                               REGISTRATION RIGHTS

         Contemporaneously with the execution and delivery of this Agreement, the Company, SJCP and SJMB are executing and delivering the Registration Rights Agreement pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. The Company acknowledges that the term "Registrable Securities" as defined in the Registration Rights Agreement between the Company and SJCP dated February 12, 1998 (the "1998 Registration Rights Agreement") shall be deemed to include shares of Common Stock issuable upon operation of anti-dilution provisions in the warrants (as defined therein) as agreed by the parties; provided the Company shall not be required to comply with the provisions of Section 2.2.1 or 2.2.2 of the 1998 Registration Rights Agreement by virtue of complying with its obligation to file the Required Registration Statement, or any amendments thereto, as defined under the Registration Rights Agreement. The Company agrees to file the Registration Statement within ten (10) business days after the date hereof covering the Initial SJCP Exchange Shares, the Mandatory Exchange Shares, and the Optional Exchange Shares.


                                    ARTICLE V
                            COVENANTS AND CONDITIONS

         5.1 Filing of Form 8-K. On or before the fifth business day following the Closing Date, the Company shall file a Form 8-K with the Securities and Exchange Commission describing the terms of this Agreement and shall file this Agreement as an Exhibit to such Form 8-K.

         5.2 Issuance of Initial SJCP Shares; Nasdaq Listing. As soon as pracitcable, but in no event more than three (3) business days after the date hereof, the Company shall cause its transfer agent to issue the Initial SJCP Exchange Shares and shall file with Nasdaq a Listing of Additional Shares covering the Initial SJCP Exchange Shares, the Mandatory Exchange Shares, and the Optional Exchange Shares.

         5.3 Covenant to Notify SJMB and SJCP of Stockholders Meeting. The Company hereby covenants and agrees, until the earlier of two years or the first date on which neither SJMB or SJCP own any shares of the Common Stock of the Company or any right to acquire shares of the Common Stock of the Company, the Company will notify SJMB and SJCP in writing on or before 15 days prior to the mailing of any proxy materials to its stockholders for any special or annual meeting.

         5.4 Conditions to the Obligations of SJCP. Notwithstanding any provision of this Agreement, the following shall be conditions precedent to the obligations of SJCP under Section 1.1 to accept the Initial SJCP Exchange Shares on the Closing Date in partial satisfaction of the SJCP Note:

                  (a) except for representations and warranties that speak as of a specified date, each of the representations and warranties made by the Company in this Agreement shall be true and correct in all respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date;

                  (b) the Company shall have performed and complied with, in all respects, each agreement, covenant and obligation required by this Agreement and the Registration Rights Agreement to be so performed or complied with by the Company at or before the Closing Date;

                  (c) the Company shall have caused the Initial SJCP Exchange Shares to be approved for listing by the National Market System or the SmallCap Market of the Nasdaq Stock Market, Inc. in accordance with applicable rules of the Nasdaq Stock Market;

                  (d) the Company shall cause to be delivered to SJCP an opinion of counsel to the Company, in form and substance reasonably satisfactory to SJCP, to the effect that (i) the Initial SJCP Exchange Shares, the Mandatory Exchange Shares, when issued, and the Optional Exchange Shares will be duly and validly issued, fully paid and non-assessable and free of any liens or encumbrances imposed by or through the Company, (ii) the Company has taken all necessary corporate action to approve the Transaction Documents and to authorize the execution, delivery and performance of the Transaction Documents by the Company, the issuance, sale and delivery by the Company of the Initial SJCP Exchange Shares, the Mandatory Exchange Shares, when issued, and the Optional Exchange Shares and the consummation of the transactions contemplated hereby and thereby, (iii) neither the issuance nor the delivery of the Initial SJCP Exchange Shares, the Mandatory Exchange Shares, and Optional Exchange Shares will give rise to any contractual or statutory preemptive rights or similar rights in favor of any person, and (iv) the Initial SJCP Exchange Shares may be resold pursuant to Rule 144, assuming compliance by SJCP with the volume limitations of such rule and compliance by SJCP and its broker with the relevant provisions of such rule.

         5.5 Conditions to the Obligations of SJCP and SJMB to Accept Mandatory Exchange Shares and Optional Exchange Shares. Notwithstanding any provision of this Agreement, the following shall be conditions precedent to the obligations of SJCP and SJMB under Section 1.2 and 1.3 to accept the Mandatory Exchange Shares and the Optional Exchange Shares in partial satisfaction of the Notes:

                  (a) except for representations and warranties that speak as of a specified date, each of the representations and warranties made by the Company in this Agreement shall be true and correct in all respects on and as of the issuance date as though such representation or warranty was made on and as of the Closing Date;

                  (b) the Company shall have performed and complied with, in all respects, each agreement, covenant and obligation required by this Agreement and the Registration Rights Agreement to be so performed or complied with by the Company at or before the issuance date; and

                  (c) the Company shall have caused the Mandatory Exchange Shares and the Optional Exchange Shares to be approved for listing by the National Market System or the SmallCap Market of the Nasdaq Stock Market, Inc. in accordance with applicable rules of the Nasdaq Stock Market.

         5.5 No Short Selling, etc. From the date hereof until the period of time all of the shares of Common Stock are issued pursuant to the terms of this Agreement, the St. James Parties shall not, after date hereof, directly or indirectly, engage in short sales, purchase puts, sell calls, enter into equity swaps or otherwise take a market position through the selling of borrowed shares, through a contractual arrangement or otherwise, by which the St. James Parties would benefit from a decrease in the market price of the Company's Common Stock.

         5.6 Irrevocable Transfer Agent Instructions. Upon the issuance of the shares of Common Stock under this Agreement, the Company shall issue irrevocable instructions to the its transfer agent that, with no further action by the Company, upon receipt by the transfer agent of certificates representing any of the shares of Common Stock for transfer, together with a customary brokers' confirmation letter or officer's certificate from SJMB or SJCP that all prospectus delivery requirements under applicable securities laws (or requirements under Rule 144, if applicable) have been complied with, the transfer agent shall promptly effect transfer of such shares without the legend referenced in Article III hereof and shall issue to SJMB or SJCP a new certificate for the appropriate balance of the shares, containing the appropriate legend, as soon as practicable, but in any event within five business days after submission of the shares. In addition, upon the effectiveness of any Subsequent Required Registration Statement (as that term is defined in the Registration Rights Agreement), the Company shall issue irrevocable instructions to the its transfer agent that, with no further action by the Company, upon receipt by the transfer agent of certificates representing any of the shares covered by such registration statement for transfer, together with a customary brokers' confirmation letter or officer's certificate from any seller of such shares that is described in the Subsequent Required Registration Statement as a selling securityholder (a "Selling Securityholder") that all prospectus delivery requirements under applicable securities laws (or requirements under Rule 144, if applicable) have been complied with, the transfer agent shall promptly effect transfer of such shares without the legend referenced in Article III hereof and shall issue to such Selling Securityholder a new certificate for the appropriate balance of the shares, containing the appropriate legend, as soon as practicable, but in any event within five business days after submission of the shares of Common Stock submitted for transfer.

         5.7      Nasdaq Limitations.

         (A) The Company shall not be obligated to issue all of the any shares of Common Stock under this Agreement if the issuance of such shares would exceed that number of shares of Common Stock which the Company may issue (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Nasdaq Stock Market, or the market or exchange where the Common Stock is then traded (the "Principal Market"), except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market, or the market or exchange where the Common Stock is then traded, (or any successor rule or regulation) for issuances of Common Stock in excess of such amount, or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to SJMB.

         (B) In the event that the Company is unable to issue, the full amount of shares because of the rules of the Principal Market, the Company shall issue the minimum number of shares of Common Stock (the "Minimum Shares") that could be issued without requiring the approval of the stockholders of the Company and shall use its best efforts to obtain within 75 days, either (I) the written waiver from the Principal Market of the requirements of its shareholder approval requirements as it applies to the excess of the shares of Common Stock it is required to issue over the Minimum Shares (the "Excess Shares") or (II) obtain the approval of the Company's stockholders, in accordance with the requirements of the applicable Principal Market, to allow for the issuance of the Excess Shares and to recommend such proposal to its stockholders.

         5.8 Payment of Expenses. The Company hereby agrees to be responsible pay for all reasonable costs and expenses incurred by or on behalf of the St. James Parties (including reasonable attorneys' fees and out-of-pocket expenses) in connection with reviewing, negotiating, preparing, executing, delivering and advising any of the St. James Parties on the effects of the Transaction Documents or any other documents previously entered into between the Company and either of the St. James Parties (collectively, the "Party Documents"), and any and all consents, waivers or other documents or instruments relating thereto, and any filing, recording, refiling and re-recording of any Party Documents and any other documents or instruments or further assurances required to be filed or re-recorded by the terms of any Party Documents. The Company shall wire transfer to the same account identified in Section 1.1 hereof, all such reasonable costs and expenses incurred by the St. James Parties through the date hereof promptly following the Closing Date.

         5.9 Conditions to the Company's Obligations. Notwithstanding any provision of this Agreement, the following shall be conditions precedent to the obligations of the Company to issue the shares of Common Stock it is required to issue under this Agreement:

                  (a) except for representations and warranties which speak as of a specific date, each of the representations and warranties made by the St. James Parties in this Agreement shall be true and correct in all respects on and as of such shares are issued as though such representation or warranty was made on and as of the date hereof; and

                  (b) the St. James Parties shall have performed and complied with, in all respects, each agreement, covenant and obligation required by this Agreement and the Registration Rights Agreement to be so performed or complied with by the St. James Parties at or before the date such shares are issued.

                                   ARTICLE VI
                                 INDEMNIFICATION


         The Company shall indemnify SJMB and SJCP and each of their respective affiliates, partners, members, directors, officers, employees, agents, attorneys and professionals against any loss (including any diminution in value), claim, assessment, obligation, liability, settlement payment, award, judgment, fine, penalty, interest charge, cost, expense (including, without limitation, reasonable fees and disbursements of counsel), damage or deficiency or other charge incurred or required to be paid as a result of the Company's breach of any representation, warranty, covenant or agreement in this Agreement. SJMB and SJCP shall indemnify the Company and each of its affiliates, members, directors, officers, employees, agents, attorneys and professionals against any loss (including any diminution in value), claim, assessment, obligation, liability, settlement payment, award, judgment, fine, penalty, interest charge, cost, expense (including, without limitation, reasonable fees and disbursements of counsel), damage or deficiency or other charge incurred or required to be paid as a result of the SJMB's or SJCP's breach of any representation, warranty, covenant or agreement in this Agreement.


                                   ARTICLE VII
                               GENERAL PROVISIONS

         6.1 Survival of Representations, Warranties and Agreements. All of the parties' various representations, warranties, covenants and agreements in the Transaction Documents shall survive the execution and delivery of this Agreement and the other Transaction Documents and the performance hereof and thereof, including the cancellation of the SJMB Note and the SJCP Note and issuance of the shares of Common Stock issued hereunder.

         6.2 Notices. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.

         If to the Company:             Intelect Communications, Inc.
                                        1100 Executive Drive
                                        Richardson, Texas 75081
                                        Attn: Herman M. Frietsch
                                        Telecopier No.: (972) 367-2271

         with a copy to:                Ryan & Sudan, L.L.P.
                                        2 Houston Center, 909 Fannin
                                        Suite 3900
                                        Houston, Texas 77010
                                        Attn: Philip P. Sudan, Jr.
                                        Telecopier No.: (713) 652-0503

         If to any St. James Party      c/o SJMB, L.P.
                                        777 Post Oak Boulevard, Suite 950
                                        Houston, Texas 77056
                                        Attn: Charles E. Underbrink
                                        Telecopier No.: (713) 871-1028

         6.4 Professional Advice. Each party has received independent legal advice from attorneys of its choice with respect to the advisability of making this Agreement and entering into the representations, warranties, covenants and undertakings provided herein.

         6.5 Integrated Agreement; No Waiver. This Agreement contains the entire, complete, and integrated statement of each and every term and provision agreed to by and among the parties and is not subject to any condition not provided for herein. This Agreement shall not be changed, modified, or supplemented except by a writing executed by the parties hereto. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         6.6 No Party Is the Drafter of this Agreement. None of the parties hereto shall be considered to be the drafter of this Agreement or any provision hereof for the purpose of any statute, case law or rule of interpretation or construction that might cause any provision to be construed against the drafter hereof.

         6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which constitutes an original execution and, in the aggregate, constitute a single document.

         6.8 Choice of Law and Forum. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Texas. Venue for any dispute arising hereunder shall lie in the state or federal courts of Harris County, Texas.

         6.9 Binding Effect. Each party is entering into this Agreement on behalf of itself, and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns. This Agreement shall be binding upon, and inure to the benefit of, each party and, to the extent not prohibited by applicable law, its agents, affiliates, stockholders, partners, employees, directors, representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




                       INTELECT COMMUNICATIONS, INC.



                       By:  /s/Herman M. Frietsch
                            ----------------------------------------------------
                            Herman Frietsch, its Chief Executive Officer


                       SJMB, L.P.
                       by: SJMB, L.L.C., its General Partner


                       By: /s/Jay Brown
                           -----------------------------------------------------
                           Jay Brown, Executive Vice President



                       ST. JAMES CAPITAL PARTNERS, L.P.
                       by: St. James Capital Corp., its General Partner


                       By: /s/Jay Brown
                           -----------------------------------------------------
                           Jay Brown, Executive Vice President